EXHIBIT 32

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                          CHIEF FINANCIAL OFFICER OF US
                             GLOBAL NANOSPACE, INC.
                       PURSUANT TO 18 U.S.C. Section.1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of US Global Nanospace, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

            (a) The quarterly report on Form 10-QSB for the quarter ended December 31, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

            (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 25, 2005


/s/ John Robinson
------------------------
John Robinson,
Chief Executive Officer


/s/ Julie Seaman
------------------------
Julie Seaman,
Chief Financial Officer